                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                            [x]
Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section  240.14a-11(c) or Section
         240.14a-12
                            Spatial Technology Inc.
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                (Name of Registrant as Specified In Its Charter)

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[x] No fee required.
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    2.   Aggregate number of securities to which transaction applies:

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    3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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         [ ] Fee paid previously with preliminary materials:
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    (1)  Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            SPATIAL TECHNOLOGY INC.
                          2425 55TH STREET, SUITE 100
                            BOULDER, COLORADO 80301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 7, 1998

TO THE STOCKHOLDERS OF SPATIAL TECHNOLOGY INC.:

     NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS OF SPATIAL TECHNOLOGY INC., a Delaware corporation (the "Company"), will be held on Thursday, May 7, 1998 at 9:00 a.m. local time at Regal Harvest House Hotel, 1345 28th Street, Boulder, Colorado, 80302, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

2. To approve amendments to the Company's 1996 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 1,000,000 to 1,125,000 and to permit the Company under
   Section 162(m) of the Internal Revenue Code of 1986 to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options.

3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 100,000 to 175,000.

4. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 20, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                            By Order of the Board of Directors

                                            /s/ Richard M. Sowar

                                            Richard M. Sowar
                                            Secretary
Boulder, Colorado
April 9, 1998

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

     INVESTORS MAY REQUEST ADDITIONAL INFORMATION REGARDING SPATIAL TECHNOLOGY INC., INCLUDING A COPY OF THE FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FREE OF CHARGE. PLEASE ADDRESS YOUR REQUEST TO: R. BRUCE MORGAN, SPATIAL TECHNOLOGY INC., 2425 55TH STREET, SUITE 100, BOULDER, COLORADO 80301.

                            SPATIAL TECHNOLOGY INC.
                          2425 55TH STREET, SUITE 100
                            BOULDER, COLORADO 80301

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                  MAY 7, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of SPATIAL TECHNOLOGY INC., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on May 7, 1998 at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Regal Harvest House Hotel, 1345 28th Street, Boulder, Colorado, 80302. The Company intends to mail this proxy statement and accompanying proxy card on or about April 8, 1997, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

RECORD DATE; VOTING RIGHTS; QUORUM AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on March 20, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 20, 1998 the Company had outstanding and entitled to vote 7,782,964 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     The holders of a majority of the shares entitled to vote, present in person or represented by proxy, constitute a quorum. The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote is required for election of directors. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to amend the Company's 1996 Equity Incentive Plan and Employee Stock Purchase Plan, ratify the selection of the Company's auditors or to take action with respect to any other matter as may be properly brought before the Annual Meeting.

     With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and have no effect.

     Abstentions may be specified on the proposal to ratify the selection of the Company's auditors. Abstentions will be considered present and entitled to vote at the meeting and, therefore, will have the effect of a negative vote on this proposal.

     Broker non-votes will be considered present for purposes of the establishment of a quorum, but will have no effect on the outcome of the election of directors, the amendments to the 1996 Equity Incentive Plan and Employee Stock Purchase Plan or the ratification of the selection of the Company's auditors.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, Spatial Technology Inc., 2425 55th Street, Suite 100, Boulder, Colorado 80301, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than March 8, 1999 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are six nominees for the six Board positions presently authorized by the Board of Directors in accordance with the Company's Amended and Restated Bylaws. Each nominee listed below is currently a director of the Company. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

NAME                                          AGE            POSITION HELD WITH THE COMPANY
----                                          ---            ------------------------------
Fred F. Nazem...............................  57    Chairman of the Board of Directors
Richard M. Sowar............................  53    Chief Executive Officer, Secretary and Director
R. Bruce Morgan.............................  46    President, Chief Operating Officer and Director
Philip E. Barak(1)(2).......................  46    Director
H. Robert Gill(1)(2)........................  61    Director
M. Thomas Hull(2)...........................  39    Director

---------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     Fred F. Nazem has served as Chairman of the Board of Directors of the Company since its inception in 1986. Since 1981, Mr. Nazem has been President of Nazem Inc. and Managing Partner of the general partner of several Nazem & Company venture capital limited partnerships, which finance and strategically guide growing electronics and medical companies. He currently serves as a director of Tegal Corporation and Oxford Health Plans, Inc., as well as a number of privately held firms. Mr. Nazem holds a B.S. in biochemistry from Ohio State University, an M.S. in Physical Chemistry from the University of Cincinnati and an M.B.A. from Columbia University.

     Richard M. Sowar founded the Company in 1986 and has served as its Chief Executive Officer since April 1994. He has served as a Director of the Company since 1986. Mr. Sowar served as Treasurer of the Company from 1986 to 1988, Vice President from 1986 to 1992, and Senior Vice President, Advanced Technology from 1992 to 1994. From 1980 to 1986, Mr. Sowar served as Vice President, Research and Development of Graftek, Inc., a CAD/CAM software company. Previously, he was a research associate at Bell Laboratories. Mr. Sowar received a B.S. in Mathematics from Marietta College and an M.S. in Operations Research from the University of Dayton and completed doctoral studies in Computer Science at the University of Colorado.

     R. Bruce Morgan has served as the Company's President, Chief Operating Officer and as a Director of the Company since July 1, 1997. He also served as the Company's Managing Director, ACIS Group from 1991 to 1993 and as its Vice President, Sales and Marketing from 1994 to June 1995. Between July 1995 and June 1997, Mr. Morgan served as Vice President, Marketing of ANSYS, Inc., a software company. Prior to joining the Company in 1991, Mr. Morgan founded RMI, Inc., an investment and consulting firm. From 1987 to 1989, Mr. Morgan held a variety of positions, most recently as Vice President, Western Region, with Convergent Technologies Inc. Between 1980 and 1986, Mr. Morgan held a number of positions with Burroughs Corporation in Germany. Mr. Morgan holds a B.A. in Economics from Carleton University.

     Philip E. Barak has served as a Director of the Company since October 1994. Mr. Barak joined Nazem Inc. in 1983 as Chief Financial Officer and is a special limited partner of Nazem & Associates II, L.P., which is the general partner of Nazem & Company II, L.P. Additionally, he is a general partner of Nazem & Associates IV, L.P., the general partner of Nazem & Company IV, L.P., an affiliated venture capital fund. Mr. Barak has served as a director of various privately held companies and has served as a director of Consep, Inc. since June 1996. Mr. Barak holds a B.S. in Accounting from Rider College and is a Certified Public Accountant.

     H. Robert Gill has served as a director of the Company since December 1996. Mr. Gill has served as Chairman of the Board of Directors and Chief Executive Officer of MobileForce Technologies, Inc., a company which provides systems for managing vehicle fleets, since May 1997. Additionally, since April 1996, Mr. Gill has served as President of the Topaz Group, a provider of board consulting services. Before joining the Topaz Group, Mr. Gill served as Senior Vice President and President, Enhanced Products Group of Frontier Corporation following its merger with ALC Communications Corporation ("ALC") in December 1995. From January 1989 until the time of such merger, Mr. Gill served as President and Chief Executive Officer of ConferTech International, a publicly-traded corporation. Mr. Gill currently serves as a director of Online Systems, Inc., Qualmark and MOSAIX, Inc. Mr. Gill received a B.E.E. from Indiana Institute of Technology, a M.S.E.E. from Purdue University and an M.B.A. from Pepperdine University.

     M. Thomas Hull has served as a Director of the Company since December 1996. Mr. Hull joined Visio Corporation ("Visio") in July 1994 as Third Party Sales Manager and was promoted to Director of Corporate and Strategic Sales in June 1996 where he currently manages a sales team focusing on corporate and strategic licensing of Visio's products. From December 1991 to June 1994, Mr. Hull held a management position at Traveling Software, Inc. ("TSI") where he managed sales of TSI products and technologies. He holds a B.S. in Electrical Engineering from the University of Washington.

                                   PROPOSAL 2

         TO APPROVE AMENDMENTS TO THE COMPANY'S 1996 EQUITY INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 1,000,000 TO 1,125,000 AND TO PERMIT THE COMPANY UNDER 162(M) OF THE INTERNAL REVENUE CODE TO CONTINUE TO BE ABLE TO DEDUCT AS A BUSINESS EXPENSE CERTAIN COMPENSATION ATTRIBUTABLE TO THE EXERCISE OF STOCK OPTIONS.

     In June 1996, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1996 Equity Incentive Plan (the "Incentive Plan"), under which 1,000,000 shares of the Company's Common Stock were reserved for issuance.

     At February 28, 1998, options (net of cancelled or expired options) covering an aggregate of 914,939 shares of the Company's Common Stock had been granted under the Incentive Plan, and 85,061 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the Incentive Plan. During the last fiscal year, under the Incentive Plan, the Company has granted to all current executive officers as a group options to purchase 355,000 shares at exercise prices of $1.75 to $2.00 per share, to all employees (excluding executive officers) as a group options to purchase 218,825 shares at exercise prices of $1.75 to $4.38 per share and to all current directors who are not officers as a group options to purchase 21,000 shares at exercise prices of $2.31.

     In January 1998, the Board approved an amendment to the Incentive Plan, subject to stockholder approval, to enhance the flexibility of the Board in granting stock awards to the Company's employees, directors and consultants. The amendment increases the number of shares authorized for issuance under the Incentive Plan from a total of 1,000,000 shares to 1,125,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock awards to employees, directors and consultants at levels determined appropriate by the Board.

     In March 1998, the Board also amended the Incentive Plan, subject to stockholder approval, to permit the Company, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options granted under the Incentive Plan. Section 162(m) denies a deduction to any publicly-held corporation for certain compensation paid to specified employees in a taxable year to the extent that the compensation exceeds $1,000,000 for any covered employee. See "Federal Income Tax Information" below for a discussion of the application of Section 162(m). In light of the requirements of Section 162(m), the Board has amended the Incentive Plan, subject to stockholder approval, to include a limitation providing that no employee may be granted options under the Incentive Plan during a calendar year to purchase in excess of 330,000 shares of Common Stock. Previously, no such formal limitation was placed on the number of shares available for option grants to an employee.

     Stockholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. If the stockholders fail to approve this Proposal 2, options granted under the Incentive Plan after the Annual Meeting will not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Incentive Plan are outlined below:

GENERAL

     The Incentive Plan provides for the grant or issuance of incentive stock options and stock appreciation rights appurtenant thereto to employees and nonstatutory stock options, stock appreciation rights, restricted stock purchase awards and stock bonuses to employees, directors and consultants. To date only incentive stock options and nonstatutory stock options have been awarded under the Incentive Plan. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

PURPOSE

     The Incentive Plan provides a means by which selected employees and directors of and consultants to the Company and its affiliates, may be given an opportunity to benefit from increases in value of the Common Stock of the Company. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees, directors of or consultants to the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

FORMS OF BENEFIT

     The Incentive Plan provides for incentive stock options, nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights (collectively "Stock Awards"). Stock appreciation rights authorized for issuance under the Incentive Plan may be tandem stock appreciation rights, concurrent stock appreciation rights, or independent stock appreciation rights. Tandem and concurrent stock appreciation rights are generally subject to the same terms and conditions of the particular option grant to which they pertain. Independent stock appreciation rights are granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options.

ADMINISTRATION

     The Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of one or more persons. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Code Section 162(m) or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). If administration is delegated to a committee, such committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board. The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the compensation committee. Any references to the Board shall include such committee.

     The Board has the power to determine from time to time which of the persons eligible under the Incentive Plan shall be granted Stock Awards, when and how each Stock Award shall be granted, the type of Stock Awards to be granted, the provisions of each Stock Award granted (which need not be identical), to construe and interpret the Incentive Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board may correct any defect, omission or inconsistency in the Incentive Plan or in any Stock Award agreement to make the Incentive Plan fully effective.

SHARES SUBJECT TO THE PLAN

     The Common Stock that may be sold pursuant to Stock Awards under the Incentive Plan shall not exceed in the aggregate 1,125,000 shares of the Company's common stock. If any Stock Award expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such Stock Award will revert to and again become available for issuance under the Incentive Plan; provided, however, that shares subject to stock appreciation rights will not be available for subsequent issuance under the Incentive Plan. The Common Stock subject to the Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

     Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock appreciation rights and stock bonuses may be granted only to employees, directors or consultants.

     No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant. In addition, no person shall be eligible to be granted options covering more than 330,000 shares of the Company's Common Stock in any calendar year.

TERM AND TERMINATION

     No option is exercisable after the expiration of ten (10) years from the date it was granted.

     In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date three (3) months after the termination of the optionee's continuous status as an employee, director or consultant or (ii) the expiration of the term of the option as set forth in the option agreement.

     An optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (i) the expiration of the term of the option set forth in the option agreement or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option shall terminate on the earlier of (i) the expiration of the term of the option set forth in the option agreement or (ii) the expiration of a period of three (3) months after the termination of the optionee's continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of such registration requirements.

     In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve (12) months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement.

     In the event a stock bonus or restricted stock recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

EXERCISE PRICE

     The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option will be such amount as the Board shall determine and designate in the nonstatutory stock option agreement. The purchase price of restricted stock shall be not less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date such award is made. Stock bonuses may be awarded in consideration for past services actually rendered to the Company or for its benefit.

CONSIDERATION

     The purchase price of Common Stock acquired pursuant to a Stock Award is paid either in cash at the time of exercise or purchase, or if determined by the Board (at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Board. Additionally, in the case of an option and in the discretion of the Board at the time of the grant of an option, by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

TRANSFERABILITY

     An incentive stock option will not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option, stock bonus, or restricted stock award generally will not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the lifetime of the person to whom the award is granted only by such person or any transferee pursuant to a domestic relations order; provided; however, that a nonstatutory stock option may be made transferable for certain limited estate planning purposes. In addition, an optionee may designate a beneficiary who may exercise his or her option after death.

VESTING

     The total number of shares of common stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

     Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be granted pursuant to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board.

ADJUSTMENTS UPON CHANGES IN STOCK

     If any change is made in the common stock subject to the Incentive Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), other than the one-for-three reverse stock split approved by the Board on June 27, 1996, the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

     In the event of a merger, consolidation, liquidation, dissolution or the sale of substantially all of the Company's assets, all Stock Awards shall be fully vested and exercisable and Stock Award holders shall be given reasonable opportunity to exercise their Stock Awards immediately prior to such transaction.

AMENDMENT OF THE INCENTIVE PLAN

     The Board at any time, and from time to time, may amend the Incentive Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where stockholder approval is necessary for the Incentive Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under the Exchange Act, or any securities exchange requirements. The Board may in its sole discretion submit any other amendment to the Incentive Plan for stockholder approval.

TERMINATION OR SUSPENSION OF THE INCENTIVE PLAN

     The Board may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan shall terminate ten (10) years from the date the Incentive Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Award may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who are subject to Section 16 of the Exchange Act or who acquire stock subject to certain repurchase options.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, Code Section 162(m) and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Code Section 162(m) and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who are subject to Section 16(b) of the Exchange Act or who acquire stock subject to certain repurchase rights.

     Restricted Stock Purchase Awards and Stock Bonuses. Restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

     Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term, mid-term or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

     Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors;" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

                                   PROPOSAL 3

         TO APPROVE AN AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK
         PURCHASE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 100,000 TO 175,000.

     In June 1996, the Board of Directors adopted, and the stockholders subsequently approved, the Company's Employee Stock Purchase Plan (the "Purchase Plan"), under which 100,000 shares of the Company's Common Stock were reserved for issuance. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     At February 28, 1998, an aggregate of 98,580 shares had been issued under the Purchase Plan and 1,420 shares remained for the grant of future rights under the Purchase Plan.

     In January 1998, the Board of Directors of the Company adopted an amendment to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan to 175,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.

     Stockholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

     The Purchase Plan was adopted to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Purchase Plan is intended to qualify as an "employee stock purchase plan" as that term is defined in Section 423 of the Code. Approximately 73 employees are eligible to participate in the Purchase Plan.

ADMINISTRATION

     The Purchase Plan shall be administered by the Board, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such Purchase Plan. The Board has the power to delegate administration of such Purchase Plan to a committee of one or more persons. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan.

OFFERINGS

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The maximum duration of my offering shall not exceed twenty-seven (27) months. Generally, each such offering is of six months' duration.

SHARES SUBJECT TO THE PLAN

     The Common Stock that may be sold pursuant to rights granted under the Purchase Plan shall not exceed in the aggregate 175,000 shares of the Company's Common Stock. If any right granted under the Purchase Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Purchase Plan. The common stock subject to the Purchase Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

     Under the current offering, any person who is customarily employed at least twenty (20) hours per week and five (5) months per calendar year by the Company or any of its affiliates on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been continuously employed by the Company or any of its affiliates for at least ten (10) days preceding the first day of the offering period.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PURCHASE PRICE

     The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the offering.

PARTICIPATION IN THE PLAN; PAYROLL DEDUCTIONS

     Under the current offering, eligible employees may become participants in the offering by delivering to the Company, at least ten (10) days in advance of the offering commencement date, an agreement authorizing payroll deductions of up to 15% of such employees' total compensation during the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

     A participant may reduce (including to zero) or increase payroll deductions only as provided in the Purchase Plan. Under the current offering, a participant may not increase or reduce payroll deductions during the course of an offering; provided, however, that a participant may reduce payroll deductions to zero percent (0%) upon ten (10) days' advance notice by delivering a notice in such form as the Company provides.

EXERCISE

     On each purchase date, a participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of common stock, up to the maximum number of shares permitted pursuant to the terms of the Purchase Plan. No fractional shares will be issued upon the exercise of rights granted under the Purchase Plan. Any accumulated payroll earnings remaining in a participant's account after the purchase of the number of whole shares purchasable in an amount less than is required to purchase one whole share on the final purchase date will be held in the participant's account for the purchase of shares under the next offering under the Purchase Plan, unless the participant withdraws from such next offering or is no longer eligible to be granted rights under the Purchase Plan, in which case such amount shall be distributed to the participant after the final purchase date without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of common stock on the final purchase date of an offering shall be distributed in full to the participant after such purchase date, without interest.

     In connection with each offering made under the Purchase Plan, the Board may specify a maximum number of shares that may be purchased by any eligible employee as well as a maximum aggregate number of shares that may be purchased pursuant to such offering by all eligible employees. In addition, in connection with each offering that contains more than one purchase date, the Board may specify a maximum aggregate number of shares that may be purchased by all eligible employees on any given purchase date under the offering. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed any such maximum aggregate number, the Board would make a pro rata allocation of shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period, except as provided by the Board in the offering.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Rights granted pursuant to any offering under the Purchase Plan shall terminate immediately upon cessation of an employee's employment with the Company or any designated affiliate for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions (less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering), without interest.

RESTRICTIONS ON TRANSFER

     Rights granted under the Purchase Plan are not transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the right is granted only by such person. In addition, a participant may designate a beneficiary who may receive either (i) any shares and cash (if any) from the participant's account in the event of such participant's death subsequent to the end of the offering but prior to delivery of such shares and cash to the participant or (ii) any cash from the participant's account in the event of such participant's death during an offering.

EFFECT OF CERTAIN CORPORATE EVENTS

     If there is any change in the stock subject to the Purchase Plan or subject to any rights granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination or shares, exchange of shares, change in corporate structure or other transaction without receipt of consideration by the Company other than the one-for-three reverse stock split approved by the Board on June 27, 1996, the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such Purchase Plan and the class, number of shares and price per share of stock subject to such outstanding rights. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not including the receipt of consideration by the Company.")

     In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the purchase date of any ongoing offering will be accelerated such that the participant's accumulated payroll deductions may be used to purchase common stock immediately prior to the transaction and the participants' rights under the ongoing offering terminated.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Purchase Plan at any time.

     The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within twelve (12) months of its adoption by the Board if the amendment would (a) increase the number of shares of common stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or (c) modify the Purchase Plan in any other way if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 under the Exchange Act.

     Rights granted before amendment or termination of the Purchase Plan will not be impaired by any amendment or termination of such Purchase Plan without consent of the person to whom such rights were granted, except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Purchase Plan and/or rights granted under the Purchase Plan comply with the requirements of Section 423 of the Code.

FEDERAL INCOME TAX INFORMATION

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code. Under these provisions, a participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received; but, except for this, no income will be taxable to a participant until disposition of the shares acquired.

     If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the price paid for the stock or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a capital gain or loss, which will be long-term or mid-term depending on how long the participant holds the stock.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long-term, mid-term or short-term depending on how long the participant holds the stock.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                                   PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG Peat Marwick LLP has audited the Company's financial statements since fiscal year 1992. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors is not required by the Company's Restated Bylaws or otherwise. However, the Board is submitting the selection of KPMG Peat Marwick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG Peat Marwick LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 20, 1998 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary of Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                     BENEFICIAL OWNERSHIP(1)
                                                             ---------------------------------------
BENEFICIAL OWNER                                             NUMBER OF SHARES    PERCENT OF TOTAL(2)
----------------                                             ----------------    -------------------
Nazem & Company II, L.P.(3)................................     1,787,285               22.77%
  645 Madison Avenue, 12th Floor
  New York, New York 10022
New York Life Insurance Company(4).........................       824,291               10.51
  51 Madison Avenue, Room 206
  New York, New York 10010
Special Situations Fund III(5).............................       793,400               10.19
  153 E. 53rd Street, 51st Floor
  New York, New York 10022
Hewlett-Packard Company....................................       456,809                5.87
  3404 East Harmony Road
  Fort Collins, Colorado 80525
Fred F. Nazem(6)...........................................     1,833,951               23.27
Richard M. Sowar(7)........................................       351,968                4.45
R. Bruce Morgan(8).........................................       277,833                3.46
Philip E. Barak(9).........................................        30,000             *
H. Robert Gill(10).........................................        25,500             *
M. Thomas Hull(11).........................................        25,500             *
Douglas G. Hakala(12)......................................        43,206             *
Karlheinz Peters(13).......................................        83,044                1.06
Donald E. Sefton (14)......................................        72,260             *
John W. Wright(15).........................................        75,000             *
Jerry T. Sisson(16)........................................           332             *
All current executive officers and directors as a group (10
  persons)(17).............................................     2,818,262               32.83%

---------------

  *  Less than one percent.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants currently exercisable within 60 days of March 20, 1998, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Percentage of ownership is based on 7,782,964 shares of Common Stock outstanding.

 (3) Consists of 1,787,285 shares held by Nazem & Company II, L.P., a Delaware limited partnership, (including 66,666 shares of common stock issuable upon exercise of outstanding warrants). Mr. Nazem, a director of the Company, is a general partner of Nazem & Associates II, L.P., the general partner of Nazem & Company II, L.P. Mr. Nazem, on behalf of Nazem & Company II, L.P. exercises discretionary voting and dispositive power over such shares. Mr. Nazem disclaims beneficial ownership of the shares held by Nazem & Company II, L.P. except to the extent of his pecuniary interests therein arising from his general partnership interest therein.

 (4) Includes 58,981 shares of common stock issuable upon exercise of outstanding warrants.

 (5) Special Situations Fund III, L.P. ("SSF III"), Special Situations Technology Fund, L.P. ("Technology fund"), Special Situations Cayman Fund, L.P. ("Cayman Fund"), MGP Advisers Limited Partnership ("MGP"), SST Advisers, L.L.C. ("SST"), AWM Investment Company, Inc. ("AWM"), Austin W. Marxe and David M. Greenhouse have together filed a Schedule 13D pursuant to which they report sole or shared voting and dispositive power over an aggregate of 793,400 shares owned as of February 4, 1998. The principal business of SSF III, the Technology fund and the Cayman Fund (individually, a "Fund" and, collectively, the "Funds") is to invest in equity and equity related securities. The principal business of MGP is to act as the general partner of and the investment adviser of SSF III. The principal business of SST is to act as general partner of and the investment adviser of the Technology Fund. The principal business of AWM is to act as the general partner of MGP and as the general partner of and the investment adviser to the Cayman Fund. (MGP, SST and AWM are, collectively, the "Advisers"). The principal occupation of Austin W. Marxe and David Greenhouse is to serve as officers, directors and members or principal shareholders of the Advisers.

 (6) Includes 30,000 shares subject to stock options that are exercisable within 60 days of March 20, 1998 and 16,666 shares held by Nazem Inc. Defined Benefit Plan. Also includes 1,787,285 shares (including 66,666 shares of common stock issuable upon exercise of outstanding warrants) held by Nazem & Company II, L.P. with regard to which Mr. Nazem disclaims beneficial interest, except to the extent of his pecuniary interest therein arising from his general partnership interests in Nazem & Associates II, L.P.

 (7) Includes 130,833 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

 (8) Includes 250,000 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998, 500 shares of common stock held by Mr. Morgan's spouse and 12,333 shares owned by RMI Inc., an entity of which Mr. Morgan is the sole shareholder. As the president of RMI Inc., Mr. Morgan exercises sole authority over the voting and disposition of the shares.

 (9) Includes 30,000 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

(10) Includes 25,500 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

(11) Includes 25,500 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

(12) Includes 33,707 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

(13) Includes 70,832 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

(14) Includes 62,500 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

(15) Includes 75,000 shares subject to stock options that are exercisable within sixty (60) days of March 20, 1998.

(16) Mr. Sisson is the former President and Chief Operating Officer of the Company. As of June 1997, Mr. Sisson no longer served as an employee of the Company.

(17) Includes shares included pursuant to notes (6) (15).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report, covering one transaction, was filed late by each of Mr. Sefton, an executive officer of the Company, and Mr. Morgan, an executive officer and director of the Company.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

NAME                                               AGE                    POSITION
----                                               ---                    --------
Richard M. Sowar...............................    53     Chief Executive Officer and Secretary
R. Bruce Morgan................................    46     President and Chief Operating Officer
Douglas G. Hakala..............................    51     Vice President, ACIS Development
Karlheinz Peters...............................    48     Vice President, International Operations
Donald E. Sefton...............................    45     Vice President, North American Sales
John W. Wright.................................    41     Vice President, Marketing

---------------

See "Proposal 1 -- Election of Directors" for the biographies of Mr. Sowar and Mr. Morgan.

     Douglas G. Hakala joined the Company in 1989 as Director of ACIS Software Development and became Vice President, ACIS Development in February 1997. Prior to 1989, Mr. Hakala served as Manager of the Geometric Modeling Group at Unicad Incorporated, a software company. Mr. Hakala holds a B.A. and M.A. in Mathematics from the University of Michigan and also completed doctoral studies in Computer Science at the University of Michigan.

     Karlheinz Peters joined the Company in June 1993 as Vice President, European Sales and was promoted to Vice President, International Operations in January 1998. From 1986 to June 1993, Mr. Peters held a variety of positions at Auto-Trol Technology, a CAD/CAM software company, including General Manager, Europe, and Managing Director, Germany. In 1991, Mr. Peters was promoted to General Manager, Europe where he was responsible for the European sales and services activities of the company. Mr. Peters received a degree in Electrical Engineering from the State Engineer School for Machine Technology in Germany.

     Donald E. Sefton joined the Company in January 1996 as Vice President, North American Sales. Mr. Sefton served as Vice President, Worldwide Sales and Marketing from May 1995 to January 1996 at GeoGraphix Inc., a geophysical modeling software company, which was acquired by Landmark Graphics Corp. in June 1995. Between January 1978 and May 1995, Mr. Sefton held a variety of sales and marketing positions at IBM, Precision Visuals/Visual Numerics and Prime Computers, Inc. Mr. Sefton received a B.S. in Computer Science and an M.B.A. from Northeastern University.

     John W. Wright joined the Company in October 1997 as Vice President, Marketing. From July 1996 to October 1997, Mr. Wright was a Partner of Flint & Steel, a company which provides finder, advisor and mergers and acquisition advice to technology companies. Between 1988 and June 1996, Mr. Wright served as Chairman of the Board of Directors, Chief Executive Officer and President of Viewpoint Datalabs International, Inc., a software company he founded. Mr. Wright holds a B.S. in Mechanical Engineering from Brigham Young University.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1996 the Board of Directors (the "Board") held four meetings. The Board has an Audit Committee and a Compensation Committee. The Audit Committee held one meeting and the Compensation Committee did not hold any meetings during the fiscal year ended December 31, 1997.

     The Audit Committee consists of Philip E. Barak, H. Robert Gill and M. Thomas Hull. The Audit Committee make recommendations to the Board regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent certified public accountants and reviews the Company's balance sheet, statement of operations and statement of cash flows for each interim period.

     The Compensation Committee consists of Philip E. Barak and H. Robert Gill. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for officers and employees of the Company.

     During the fiscal year ended December 31, 1997, each director attended at least 75% or more of the meetings of the Board and every meeting of each of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each director of the Company is entitled to be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at each meeting of the Board of Directors. Additionally, each non-employee director of the Company receives $1,000 compensation for each regular or special meeting of the Board of Directors at which he is in attendance in person and $500 compensation for each committee meeting of the Board of Directors at which he is in attendance in person.

     Each non-employee director of the Company also receives stock option grants pursuant to the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only directors of the Company who are not otherwise employed by the Company or an affiliate of the Company are eligible to receive such options. Options granted to non-employee directors are non-discretionary. Each non-employee director is automatically granted an option to purchase 15,000 shares of common stock on the date such non-employee director is elected to the Board of Directors. Additionally, on the date of each annual meeting of the stockholders of the Company, each non-employee director who has been a non-employee director continuously for the preceding year will automatically be granted an option to purchase 7,500 shares of common stock. Each other non-employee director will automatically be granted an option to purchase a number of shares of common stock equal to 7,500 multiplied by a fraction, the numerator of which shall be the number of days such person has been a non-employee director of the Company and the denominator of which shall be 365. The exercise price of options granted to non-employee directors shall be the fair market value of the common stock on the date of grant. Options granted pursuant to the Directors' Plan vest in four equal annual installments beginning one year from the date of grant and are immediately exercisable, subject to repurchase by the Company prior to the vesting of such shares upon the optionee's cessation of service to the Company.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for the fiscal years ended December 31, 1997, 1996 and 1995, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its five next most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                  ANNUAL COMPENSATION    ------------
                                                  --------------------    SECURITIES
                                                   SALARY      BONUS      UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR      ($)        ($)       OPTIONS(#)    COMPENSATION
---------------------------                ----   ---------   --------   ------------   ------------
Richard M. Sowar.........................  1997   $120,000    $35,000            0        $   240(1)
  Chief Executive Officer and              1996    120,000     37,500      130,833(2)         240(1)
  Secretary                                1995    120,000     37,500            0            180(1)
R. Bruce Morgan..........................  1997     75,000     45,000      250,000(3)      17,120(4)
  President and Chief Operating            1996         --         --           --             --
  Officer                                  1995     72,143(5)      --           --             --
Karlheinz Peters.........................  1997    215,371(6)       0            0              0
  Vice President, European Sales.........  1996    204,107(7)       0       58,333(2)           0
                                           1995    174,774(8)       0        8,333(9)           0
Donald E. Sefton.........................  1997    143,330(10)  1,250            0            240(1)
  Vice President, North American           1996    127,578(11)  6,250       75,000(12)        180(1)
  Sales                                    1995         --         --           --             --
Jerry T. Sisson(13)......................  1997    118,711     31,250            0            120(1)
  Former President and                     1996    110,000     37,500       75,000(2)         240(1)
  Chief Operating Officer                  1995    110,000     50,000            0              0

---------------

 (1) Represents matching payments made by the Company to the individual's account under the Company's 401(k) plan.

 (2) Options are stock options granted under the Company's Incentive Plan with an exercise price of $5.00 per share. Such options are immediately exercisable subject to repurchase by the Company prior to the vesting of such shares upon the optionee's cessation of service with the Company at the original exercise price paid per share, and vest in four equal annual installments.

 (3) Includes: (i) incentive stock options to purchase 233,926 shares of Common Stock granted under the Incentive Plan with an exercise price of $1.75 per share and (ii) nonstatutory stock options to purchase 16,074 shares of Common Stock with an exercise price of $1.75 per share.

 (4) Includes: (i) $17,000 reimbursement for relocation expenses and (ii) $120 matching payment made by the Company to Mr. Morgan's 401(k) account.

 (5) Includes commission in the amount of $20,541 earned in fiscal 1995.

 (6) Salary is based on an exchange rate of 1.7036 DM/$ which is based on a five quarter average from the last quarter of 1996 and each of the four quarters in 1997. Includes commission in the amount of $86,231 earned in fiscal 1997.

 (7) Salary is based on an exchange rate of 1.4979 DM/$ which is based on a five quarter average from the last quarter of 1995 and each of the four quarters in 1996. Includes commission in the amount of $57,235 earned in fiscal 1996.

 (8) Salary is based on an exchange rate of 1.4979 DM/$ which is based on a five quarter average from the last quarter of 1995 and each of the four quarters in 1996. Includes commission in the amount of $27,902 earned in fiscal 1995.

 (9) Options are incentive stock options granted under the Company's 1996 Amended and Restated 1987 Stock Option Plan (the "Restated Plan") with an exercise price of $3.00 per share. Such options vest in four equal annual installments.

(10) Includes commission in the amount of $43,330 earned in fiscal 1997.

(11) Includes commission in the amount of $33,347 earned in fiscal 1996.

(12) Includes: (i) options to purchase 25,000 shares of common stock granted under the Restated Plan with an exercise price of $3.00 per share, (ii) options to purchase 25,000 shares of common stock granted under the Incentive Plan with an exercise price of $5.00 per share and (iii) options to purchase 25,000 shares of common stock granted under the Incentive Plan with an exercise price of $4.75 per share. Such options vest in four equal annual installments. Options granted under the Incentive Plan are immediately exercisable, subject to repurchase by the Company prior to the vesting of such shares upon the optionee's cessation of service with the Company at the original exercise price paid per share.

(13) As of June 1997, Mr. Sisson no longer served as an employee of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding options granted to each of the Named Executive Officers during the fiscal year ended December 31, 1997:

                                                                PERCENT OF
                                             NUMBER OF         TOTAL OPTIONS
                                             SECURITIES         GRANTED TO
                                         UNDERLYING OPTIONS    EMPLOYEES IN     EXERCISE PRICE
                 NAME                        GRANTED(#)         1996(%)(1)       ($/SHARE)(2)    EXPIRATION DATE
                 ----                    ------------------   ---------------   --------------   ---------------
Richard M. Sowar.......................            --                 --               --                    --
R. Bruce Morgan........................       250,000             43.57%            $1.75         July 28, 2007
Karlheinz Peters.......................            --                 --               --                    --
Donald E. Sefton.......................            --                 --               --                    --
Jerry T. Sisson........................            --                 --               --                    --

---------------

(1) Based on 573,825 options granted in 1997.

(2) The exercise price per share of options granted was equal to the fair market value of the common stock on the date of grant as determined by the Company's Board of Directors.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to (i) the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1997, (ii) the number of securities underlying unexercised options held by the Named Executive Officers as of December 31, 1997 and (iii) the value of unexercised in-the-money options (i.e., options for which the fair market value of the common stock at December 31, 1997 exceeded the exercise price) as of December 31, 1997:

                                                           NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                            SHARES            FISCAL YEAR-END             FISCAL YEAR-END(1)
                                          ACQUIRED ON   ---------------------------   ---------------------------
                  NAME                    EXERCISE(#)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                  ----                    -----------   -----------   -------------   -----------   -------------
Richard M. Sowar........................      --          130,833            --           --             --
R. Bruce Morgan.........................      --          250,000            --           --             --
Karlheinz Peters........................      --           70,832         4,167           --             --
Donald E. Sefton........................      --           56,250        18,750           --             --
Jerry T. Sisson.........................      --          116,665         8,334           --             --

---------------

(1) Based on the fair market value of the Common Stock as of December 31, 1997 as reported on the American Stock Exchange ($1.56), minus the exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with R. Bruce Morgan, an executive officer of the Company, on July 1, 1997 (the "Morgan Employment Agreement"). This agreement provides for (i) an annual base salary of $150,000,
(ii) a discretionary bonus in an amount up to $25,000 per quarter determined solely by the Compensation Committee of the Board of Directors, (iii) one-time relocation expenses up to a maximum of $25,000 in the aggregate, (iv) eligibility for standard Company benefits and (v) a loan by the Company to Mr. Morgan in the amount of $25,000 (see "Certain Transactions"). The agreement may be terminated by either the Company or Mr. Morgan at any time, with or without cause or advance notice. In the event that the Company terminates Mr. Morgan's employment without cause, Mr. Morgan shall receive a lump sum severance payment in an amount equal to six months of Mr. Morgan's base salary in exchange for the execution of a release of all claims against the Company by Mr. Morgan.

     The Company entered into an employment agreement with Karlheinz Peters, an executive officer of the Company, on May 5, 1993. This agreement provides for
(i) an annual base salary of DM200,000, equivalent to U.S. $117,398 based on a five quarter average exchange rate from the last quarter of 1996 and each of the four quarters in 1997, (ii) a bonus based on Mr. Peters' attainment of certain specified objectives, as well as on the Company's net income in any specified period, (iii) monthly commission based on new account revenue generated by Mr. Peters, (iv) an automobile and (v) the payment of standard benefits in accordance with German law and usual German business practice. The agreement may be terminated by either the Company or Mr. Peters, provided that written notification of such termination is rendered at least six weeks prior to the Company's fiscal quarter end.

                              CERTAIN TRANSACTIONS

     The Company entered into Indemnification Agreements with R. Bruce Morgan, a director and executive officer of the Company, and John W. Wright, an executive officer of the Company, on July 1, 1997 and October 27, 1997, respectively. Subject to the provisions of the Indemnification Agreements, the Company shall indemnify and advance expenses to such director and executive officers in connection with their involvement in any event or occurrence which arises in their capacity as, or as a result of, their position with the Company.

     On August 14, 1997, the Company issued a promissory note to R. Bruce Morgan, an executive officer and director of the Company, in the amount of $40,000 to cover costs associated with the purchase of a residence by Mr. Morgan in Boulder, Colorado. The promissory note, which bore interest at the rate of 7.0% was paid in full by Mr. Morgan on September 16, 1997.

     Pursuant to the terms of the Morgan Employment Agreement, the Company issued a promissory note to R. Bruce Morgan, an executive officer and director of the Company, in the amount of $25,000 on July 10, 1997 solely for the purpose of covering Mr. Morgan's cost to exercise stock options granted to Mr. Morgan by his previous employer. The promissory note bears interest at the rate of 6.07% and is fully due and payable upon the earlier to occur of (i) the date Mr. Morgan ceases to be an employee of the Company, (ii) July 10, 1998 and (iii) the date that the shares underlying the stock options are sold (but only to the extent of the proceeds of such sale). At February 28, 1997, the full principal amount of the promissory note, together with accrued interest, remained outstanding.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

     A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 is being transmitted herewith, by order of the Board of Directors, but does not constitute part of the proxy solicitation materials.

                                            By Order of the Board of Directors

                                            /s/ RICHARD M. SOWER

                                            Richard M. Sowar
                                            Secretary

April 9, 1998

                                                                       EXHIBIT A

                            SPATIAL TECHNOLOGY INC.
                           1996 EQUITY INCENTIVE PLAN
                             ADOPTED JUNE 27, 1996
                             AMENDED MARCH 31, 1998

                 APPROVED BY STOCKHOLDERS ______________, 1998

1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b)     "BOARD" means the Board of Directors of the Company.

         (c)     "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "COMPANY" means Spatial Technology Inc., a Delaware corporation.

         (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

         (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.





                                       i.

         (i)     "DIRECTOR" means a member of the Board.

         (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (l) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

                 (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                 (ii) If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                 (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (n) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

         (o) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)     "OPTION" means a stock option granted pursuant to the Plan.

         (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (t) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

         (u) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the





                                      ii.

Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (v)     "PLAN" means this Spatial Technology Inc. 1996 Equity
Incentive Plan.

         (w) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (x) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

         (y) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

         (z) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

         (aa) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                 (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                 (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                 (iii)    To amend the Plan or a Stock Award as provided in
Section 14.

                 (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

         (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of one or more persons. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent





                                      iii.

with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million one hundred twenty-five thousand (1,125,000) shares of the Company's Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with
Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

         (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than three hundred thirty thousand (330,000) shares of the Company's Common Stock during any calendar year.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company,
(B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.





                                      iv.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three
(3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

         (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the





                                       v.

Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.       TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the





                                      vi.

Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

         (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, so long as stock awarded under such agreement remains subject to the terms of the agreement.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

         (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.       STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees, Directors and Consultants. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

         (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

                 (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

                 (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right





                                      vii.

pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

                 (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.       CANCELLATION AND RE-GRANT OF OPTIONS.

         The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of any adversely affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

10.      COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.      MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.





                                     viii.

         (b) Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate, or to continue serving as a Consultant or Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate or service as a Director pursuant to the Company's By-Laws.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

13.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) other than the three for one stock split approved by the Board of Directors on June 27, 1996, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)





                                      ix.

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then all Stock Awards shall be fully vested and exercisable, and Stock Award holders shall be given reasonable opportunity to exercise their options immediately prior to such transaction.

14.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company where stockholder is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.      EFFECTIVE DATE OF PLAN.

         This amendment and restatement of the Plan shall become effective on the effective date of the registration statement with respect to the Company's initial public offering of shares of Common Stock, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.





                                       x.

                                                                       EXHIBIT B

                            SPATIAL TECHNOLOGY INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                             ADOPTED JUNE 27, 1996
                             AMENDED MARCH 31, 1998

                 APPROVED BY STOCKHOLDERS  _____________, 1998

1.       PURPOSE.

         (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Spatial Technology Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to
a Committee, as provided in subparagraph 2(c).   Whether or not the Board has
delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                 (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                 (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                 (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its
administration.   The Board, in the exercise of this power, may correct any
defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                 (iv)     To amend the Plan as provided in paragraph 13.

                 (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of
Section 423 of the Code.

         (c) The Board may delegate administration of the Plan to a committee comprised of one or more persons (the "Committee"), which may be constituted in accordance with the applicable requirements of Rule 16b-3





                                       i.

under the Securities Exchange Act of 1934 (the "Exchange Act" and "Rule 16b-3"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one hundred seventy-five thousand (175,000 ) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS;  OFFERING.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                 (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                 (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and





                                      ii.

                 (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       RIGHTS;  PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

         (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                 (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                 (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.       PARTICIPATION;  WITHDRAWAL;  TERMINATION.

         (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for





                                      iii.

such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering.
Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE.

         (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.





                                      iv.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A STOCKHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) other than the three for one reverse stock split approved by the Board of Directors on June 27, 1996, the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding
rights.   Such adjustments shall be made by the Board or the Committee, the
determination of which shall be final, binding and conclusive.   (The
conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion
(i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      AMENDMENT OF THE PLAN.

         (a)     The Board at any time, and from time to time, may amend the
Plan.   However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                 (i) Increase the number of shares reserved for rights under the Plan;





                                       v.

                 (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3); or

                 (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective on the same day that the Company's initial public offering of shares of common stock becomes effective (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.





                                      vi.

--------------------------------------------------------------------------------

                            SPATIAL TECHNOLOGY INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 1998

    The undersigned hereby appoints R. Bruce Morgan and Richard M. Sowar and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Spatial Technology Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Spatial Technology Inc. to be held at the Regal Harvest House, 1345 28th Street, Boulder, Colorado on Thursday, May 7, 1998 at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.
    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

Proposal 1: To elect six directors to hold office until the 1998 Annual Meeting of Stockholders.

[ ] FOR all nominees listed below                       [ ] WITHHOLD AUTHORITY to vote for all nominees listed
  (except as marked to the contrary below).               below.

          Nominees:  Fred F. Nazem, Richard M. Sowar, R. Bruce Morgan, Philip E.
                     Barak, H. Robert Gill, M. Thomas Hull.

To withhold authority to vote for any nominee(s) write such nominee(s)' name below:

--------------------------------------------------------------------------------

                   (Continued and to be signed on other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (Continued from other side)

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.
PROPOSAL 2: To approve amendments to the Company's 1996 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized thereunder from 1,000,000 to 1,125,000 and to permit the Company under Section 162(m) of the Internal Revenue Code to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options.
       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN
                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.
PROPOSAL 3: To approve an amendment to the Company's Employee Stock Purchase
            Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 100,000 to 175,000.
       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN
                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 4.
PROPOSAL 4: To ratify the selection of KPMG Peat Marwick LLP as independent accountants of the Company for its fiscal year ending December 31, 1998.
       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

                                             DATED  , 19 ____

                                             -----------------------------------

                                             -----------------------------------

                                                        SIGNATURE(S)

                                             Please sign exactly as your name
                                             appears hereon. If the stock is
                                             registered in the names of two or
                                             more persons, each should sign.
                                             Executors, administrators,
                                             trustees, guardians and
                                             attorneys-in-fact should add their
                                             titles. If signer is a corporation,
                                             please give full corporate name and
                                             have a duly authorized officer
                                             sign, stating title. If signer is a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------